UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2012

4Kids Entertainment, Inc.
(Exact name of registrant as specified in its charter)

New York	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 West 23rd Street, New York, New York  10010
(Address of principal executive offices, including zip code)

(212) 758-7666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2012, the Board of Directors of 4Kids Entertainment, Inc. (the “Company”) elected Jay Emmett, age 83, as the Company’s Chairman of the Board of Directors (the “Board”), to serve until his successor is elected and qualified or until his earlier resignation or removal. Mr. Emmett will continue to serve as chairman of the Compensation Committee and as a member of the Audit Committee and Nominating and Corporate Governance Committee of the Company.

On the same day, the Board appointed Bruce Foster, age 52, to the Board, to serve until the next annual meeting of the Company’s stockholders and promoted him from Executive Vice President to interim Chief Executive Officer, to serve until his successor is elected and qualified or until his earlier resignation or removal. Mr. Foster has been Chief Financial Officer and Executive Vice President of the Company since December 2005.  Prior thereto, Mr. Foster had served as Senior Vice President of Finance since joining the Company in August 2002. From 1998 to 2002, Mr. Foster held various positions with Deloitte & Touche LLP, an international public accounting firm, most recently as an Audit Director. Mr. Foster was appointed as a director of the Company because of his financial expertise and extensive business experience.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company on October 17, 2012.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 16, 2012, the Board approved the Second Amended and Restated By-Laws of the Company (the “By-Laws”). The amendments contained in the By-Laws provide that the Chairman of the Board shall be elected annually by the directors and that the Chairman of the Board shall no longer be required to be an officer of the Company and separate the positions of the Chairman of the Board and the Chief Executive Officer. This description of the By-Laws is qualified in its entirety by reference to the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. Pursuant to the approval of the Board, the By-Laws became effective on October 16, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amended and Restated By-Laws of 4Kids Entertainment, Inc.
99.1	Press Release dated October 17, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4KIDS ENTERTAINMENT, INC.

Date: October 17, 2012	By:	/s/ Bruce R. Foster
Bruce R. Foster
Interim Chief Executive Officer and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Amended and Restated By-Laws of 4Kids Entertainment, Inc.
99.1	Press Release dated October 17, 2012.

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